Exhibit 10.5

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO. 14 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No. 13 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPSMobile Inc. and AeroVironment, Inc. to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by Amendment No.1 as of March 30, 2018, Amendment No.2 as of June 25, 2018, Amendment No.3 as of August 28, 2018, Amendment No.4 as of December 5, 2018, Amendment No.5 as of March 19, 2019, Amendment No.6 as of March 29, 2019, Amendment No.7 as of April 24, 2019, Amendment No.8 as of June 20, 2019 and Amendment No.9 as of December 2, 2019,  Amendment No. 10 as of January 24, Amendment No.11 as of April 30, 2020, Amendment No.12 as of September 21, 2020, and Amendment No.13 as of October 28, 2020 between HAPSMobile and AV) (collectively, the “DDA”).

Background

The Parties hereby agree to amend the total fees of Design and Development for Step 2 due to the phased strategic extension of the project term of performance and the change to the Statement of Work as set forth herein (the “Change”).

Therefore, to formalize and reflect the Change, the Parties hereby agree with the amendments to the DDA as follows:

Amendments

1. Attachment A (DELIVERABLES) to the DDA (as amended by the Amendments No.1, 2, 3, 4, 6, 7, 8, 11, 12 and 13) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment A, entitled (DELIVELABLES).

2. Attachment C-2, entitled “Statement of Work (SOW) for Phased Strategic Performance Extension” to the DDA (as amended by the Amendments No.5, 7, 9, 11, 12 and 13) is hereby added to Attachment C and C-1.

3. Attachment E-1 (Flight Test Site Requirement Description) to the DDA (as amended by the Amendments No.7, 9 11 and 12) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment E-1, entitled (Flight Test Site Requirement Description).

4. Attachment F (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendments No.1, 5, 7, 9, 11, 12 and 13) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment F, entitled (INVOICE AND INCURRED COSTS DOCUMENTATION).

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

5. Attachment H (PROJECT MILESTONE) to the DDA (as amended by the Amendments No.2, 4, 5, 6, 7, 11, 12 and 13) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment H, entitled (PROJECT MILESTONE).

6. All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA and its Attachments, including Amendments 1 through 13. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of
HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/Junichi Miyakawa	By:	/s/ Trace Stevenson
Name:	Junichi Miyakawa	Name:	Trace Stevenson
Title:	President & CEO	Title:	Vice President Emerging Business and Deputy GM
Date:	2021-01-07	Date:	2021-01-11

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ATTACHMENT A

DELIVERABLES

(This Attachment A is revised in its entirety by the Amendment No. 14 to the DDA)

1. Hardware Deliverables

1.1 Aircraft Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Hawk30 Prototype [***]	Stratospheric solar aircraft [***]	2.3.2.3	[***]	[***]
Hawk30 Prototype [***]	Stratospheric solar aircraft [***]	2.3.2.6	[***]	[***]

*1. [***].

*2. [***].

*3. [***].

The current physical solar array implementation plan is as follows:

Hawk30 Prototype [***] will have [***].

Hawk30 Prototype [***] will have [***].

1.2 Ground Control System

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Ground Control Stations and Misc. Equipment	Ground Control Station [***] of the Hawk30 Prototype [***]	2.2.6	[***]	[***]
Hawk30 Prototype Operating Manuals	Technical Data Package	1.2.4.1	[***]	[***]
Hawk30 Prototype Training Manuals	Technical Data Package	1.2.4.2	[***]	[***]

*1 [***].

1.3 Motor Development

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
[***]	[***] Project Data Memo	2.2.1	[***]	[***]
[***]	[***]	2.2.1	[***]	[***]
[***]	Technical data package of In-house Motor First Article ([***])	2.2.1	[***]	[***]
[***]	[***]	2.2.1	[***]	[***]

1.4 Real Estate Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Hanger at SA Flight Test Site	Newly constructed hanger facility in SA, NM	2.3.3	[***]	[***]
[***] for the Hanger at SA Flight Test Site	[***] addition to the hanger facility in SA, NM for [***].	2.3.3	[***]	[***]

*2 [***].

2. Document Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
CDR & Component Engineering Technical Data Package	Technical Data Package. RFPs, RFIs, and RFQs.	2.2	[***]	[***]
Update Component Engineering	Technical Data Package	2.2	[***]	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Fab & Test First Wing Panel	Technical Data Package. Recorded measurement data aerodynamic test data.	2.2.3.1	[***]	[***]
Functional Test Reports	Acceptance test reports for components and assemblies	2.3	[***]	[***]
Initial Integrated Test Reports ([***])	Initial Acceptance test reports for aircraft & Ground Control Station	2.3.2.3	[***]	[***]
Integrated Test Reports ([***])	Acceptance test reports for aircraft & Ground Control Station	2.3.2.3	[***]	[***]
Integrated Test Reports ([***])	Acceptance test reports for aircraft	2.3.2.6	[***]	[***]
[***]	Acceptance inspection and close-out reports	2.3.2.8	[***]	[***]
[***]	Final key drawing, asset list and utility explanatory for Flight Range facility	2.3.3	[***]	[***]
[***]	[***]	N/A	[***]	[***]
[***]	[***]	N/A	[***]	[***]

**[***].

As used in this Attachment A, and as limited by Section 4.8 in the IPLA, “Technical Data Package” means:

1.	[***]
2.	[***]
3.	System specifications
4.	System description documents
5.	System performance data
6.	[***]
7.	[***].

“Technical Data Package” transfer could be in various forms, for example:

1.	Agile database export in PDX file which will include PDF files for assembly drawings, DOC for procedures and test plans, and EXE files for executable code.
2.	Specifications, descriptions, Program Data Memos, test data in a ZIP file which can include a combination of DOC, XLS, and other data formats.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Exhibit A

Source Code to be Provided by AV to HAPSMobile

1. Software and Firmware Tabular View

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

 Attachment C-2

Statement of Work (SOW) for Phased Strategic Performance Extension of term

January 2021 until March 2021

This specific Attachment sets forth the unique added task by implementation of the Amendment #14.

Scope

Purpose

[***].

Background and Approach

Background:

[***].

Approach:

[***].

Assumptions

[***]:

•	[***].
•	[***].
•	[***].

1. [***]

Objective: [***].

Initial Condition: [***].

Approach:

Process

[***].

Liaison Briefing

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

•	[***]
•	[***]:
○	[***].
○	[***]

[***]

•	[***].
•	[***].
•	[***]:
○	[***]
○	[***]
○	[***]
○	[***]
○	[***]
○	[***]
○	[***]
○	[***]
○	[***]
○	[***]
○	[***]

External Review

•	[***].
•	[***].

Deliverables

•	[***]
•	[***]
•	[***]
o	[***];
•	[***].
•	[***]
o	[***];
•	[***].
•	[***].
•	[***].
•	[***].
•	[***]:
o	[***].
o	[***].

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ATTACHMENT E-1

Flight Test Site Requirement Description

(This Attachment E-1 is revised in its entirety by the Amendment No.14 to the DDA)

Following facility, utility, service and related availability will be provided at SA, NM.

Subcontractor names of AV are listed, but it is anticipated for the convenience of SA operation only.

1.	Product Purchasing

HAPSMobile will own following object procured from [***]:

•	[***]
•	[***]
•	[***]
•	[***]

2.Service Provisioning

2-1. AV’s subcontractor name: Spaceport America

2-1-1. Lease & Services ( Flight services PoP [***])

•	[***]
•	[***].
•	Details on what is being provided:
o	Summary: [***].
o	Summary: [***].

2-1-2. Other Service

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

2-2. AV’s subcontractor name: [***]

2-2-1. Labor/Material Services: [***]

•	PoP [***]
•	Details on what is being provided:
o	Summary: [***].
o	Summary: [***].

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

2-2-2. Other Service

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

2-3. AV’s subcontractor name: [***]

2-3-1. Labor Services

•	Target COA submission date is [***].
•	Details on what is being provided:
o	Summary: [***].

2-3-2. Other Service

•	[***]
•	[***]

2-4. AV’s subcontractor name: [***]

•	2-4-1. Labor Moving Services Details on what is being provided:
o	[***]
o	[***]
o	[***]
o	[***]

2-5. AV’s subcontractor name: [***]

2-5-1. [***]

•	Rental service: [***]

2-5-2. Details on what is being provided:

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[***]

2-6. AV’s subcontractor name: [***]

2-6-1. [***]

2-7. AV’s subcontractor name: [***]

2-7-1. Labor Service

•	Unloading of the aircraft at SA Labor

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ATTACHMENT F

INVOICE AND INCURRED COSTS DOCUMENTATION

(This Attachment F is revised in its entirety by the Amendment No. 14 to the DDA)

PRICING AND PAYMENT SCHEDULE

1.  Payment for Work Step2

1.1Total Contract Value

The total amount of Design and Development Fees payable for Step 2 is Not-to-Exceed USD $178,883,012 based on Best Efforts. The Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”). The Parties agree to account for payment of USD $5,988,678 already made by SoftBank to AV as payment for the consideration of Step 2 Bridge Contract as partial payment for commencing Step 2. The Parties shall pay to AV the remaining balance of USD $172,894,334, consists from USD $69,800,624 as Initial Contract Value and incremental amount by Amendment No.1, USD $17,226,306 as additional cost by Amendment No.5, USD $38,675,443 as additional cost by Amendment No.7, USD $14,557,250 as additional cost by Amendment No. 9, USD $17,531,644 as additional cost by Amendment No.11, USD $1,603,067 as additional cost by Amendment No.12, USD $6,000,000 as additional cost by Amendment No.13, and further additional funding of USD $7,500,000 by Amendment No. 14 subject to the phased strategic extension of the project term of performance activity done in [***], in accordance with Exhibit A to this Attachment F Project Funds Status Report accompanied by a combined Milestone & Monthly Invoice approach as detailed further in this Attachment F. Each Milestone payment shall be payable after completion of the applicable Milestone according to Completion criteria on Attachment H.

1.2Contract Value Growing Transition

The Initial Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”). Each Party recognizes the total Project Cost has grown as follows;

a.	SoftBank and AV concluded Step 2 Bridge Contract for preliminary development activity for Step2, and payment of USD $5,988,678 was made to AV by SoftBank;
b.	SoftBank, HM, and AV agree to account for payment of USD $5,988,678 already made by SoftBank to AV as defined as above as partial payment ("Taken-Over Value”) for commencing Step 2. HAPSMobile;
c.	Initial contract value for DDA was USD $65,011,481 (“Initial Value”), and USD $71,000,159 in case including Taken-Over Value;
d.

USD $4,789,143 was added to Initial value by the execution of the Amendment No.1 and total value was modified to USD $69,800,624 (“Amendment 1 Value”), and USD $75,789,302 in case including Taken-Over Value;

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

e.

USD $17,226,306 was added to Amendment 1 Value by the execution of the Amendment No.5 and total value was modified to USD $87,026,930 (“Amendment 5 Value”), and USD $93,015.608 in case including Taken-Over Value;

f.	USD $38,675,443 was added to Amendment 5 Value by the execution of the Amendment No.7 and total value was modified to USD $125,702,373, and USD $ 131,691,051 in case including Taken-Over Value;
g.	USD $14,557,250 was added to Amendment 7 Value by the execution of the Amendment No.9 and total value was modified to USD $140,259,623, and USD $ 146,248,301 in case including Taken-Over Value;
h.	USD $17,531,644 was added to Amendment 9 Value by the execution of the Amendment No.11 and total value was modified to USD $157,791,267, and USD $ 163,779,945 in case including Taken-Over Value;
i.	USD $1,603,067 was added to Amendment 11 Value by the execution of the Amendment 12 and total value was modified to USD $159,394,334, and USD$165,383,012 in case including Taken-Over Value;
j.	USD $6,000,000 was added to Amendment 12 Value by the execution of the Amendment 13 and total value was modified to USD $165,394,334, and USD$171,383,012 in case including Taken-Over Value;
k.

USD $7,500,000 as further incremental funding and caused by the change in Deliverables as defined in Attachment A and F herein and milestone changes as defined in detail in Attachment H herein subject to strategic period of performance extension work done in [***]; and the contract value reaches USD $172,894,334, in case including Taken-Over Value then USD$178,883,012.

1.3Work Order Issuance Schedule

HAPSMobile agrees to issue five (5) scheduled separate Orders and may issue four (4) optional separate Orders (“Optional Orders”) to AV for authorization of Work. The Orders shall be issued as follows:

a.	initial Order [***];
b.	second Order [***];
c.	the third Order [***];
d.	the fourth Order [***];
e.	the fifth Order [***];
f.

and six more optional Orders will be defined further more in detail in 4.1 herein. Each Order will be issued pursuant to the terms and conditions of this Agreement including the attachments thereto. Work performed under the Orders will be in support of the entire Statement of Work based on best effort, up to the value funded on the Order.

1.4Milestone Target Budget Values & Forecast Revisions

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Exhibit A (Project Funds Status Report) to this Attachment F assigns Initial Target Budget values for each of the 11 Milestones identified in Attachment H.

AV will provide updates and revisions to the Initial Target Budget values for each Milestone and revised and updated forecasts for such Milestones to HAPSMobile on a monthly basis. Milestone values are subject to Change Control based on updated forecasts of program resource requirements to complete the Work required under this Agreement, including the SOW(Attachment C). Milestone values will be based on the AV labor projected spend plan forecasted for each AV fiscal month.

1.5Milestone Invoicing & Payment

Upon AV’s written notification to HAPSMobile of AV’s completion of a Milestone, AV will provide an invoice for all AV labor Incurred Costs and [***]% fee. Invoices will include all program labor expenses incurred by AV up through the date of the Milestone acceptance, less any labor already paid for in prior Milestone invoices.  Milestones completed before the 15th of the calendar month will be based on actuals from the prior AV fiscal month end. Milestones completed after the 15th of the calendar month will be invoiced upon completion of that fiscal month. [***].

[***].

Notwithstanding the foregoing provisions of this section 1.5, Milestone invoiced amount especially for Milestone 5 [***], and Milestone 7 ([***]) shall be paid in respect of each valid invoice no later than, but not be obliged to pay before April 15, 2020. All Milestone payments thereafter will be restored to its original NET 15 payment.

Notwithstanding the foregoing provisions contained in the body of DDA or Attachment F herein, SA readiness related AV labor, material, and subcontracting fee will be invoiced by AV and compensated by HAPSMobile by three (3) instrument basis together with the milestone invoiced amount for Milestone 6 ([***]), 8 ([***]) and the [***]invoice to be sent by AV on 4/15/2021 and to be paid no later than 4/25/2021. If Milestones [***] and/or [***] are not achieved by [***] in any reason, AV will invoice the applicable instrumental equivalent amount costs (excluding [***]instrument value on April 2021) are to be paid within 30 calendar days of invoice submittal.

At the timing of “[***]” scheduled [***], HAPSMobile may [***] together with other [***].  In such a case, both parties will negotiate in good faith.

1.6Non-Milestone Invoicing & Payment (Monthly Invoices)

Program expenses for material, subcontract and other direct costs will be invoiced by AV to HAPSMobile on a monthly basis based on actual Incurred Cost and [***]% fee. Invoices to be submitted within 4 Business Days after each calendar month end. HAPSMobile agrees to pay each such invoice within the same calendar month. Invoices for material related Cost will be provided with applicable level of detailed description for HAPSMobile’s book keeping purpose.

Notwithstanding the foregoing provisions of this section 1.6, for the Monthly Invoice for November of 2019 through March 2020, HAPSMobile shall make payment in respect of each valid Monthly Invoice no later than, but not be obliged to pay before, ninety (90) calendar days of the end of the calendar month in which the relevant invoice was received by HAPSMobile All non-milestone payments thereafter will be restored to its original NET 30 calendar days payment.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

1.7Currency

All payments under this Agreement shall be made in United States dollars.

1.8Excess Incurred Costs

a.

In the event that AV identifies a projected increase in Incurred Costs by AV for the performance of its obligations under the Agreement as identified in the Monthly Status Report, in excess of the Not-to-Exceed Value of the Order as identified in Article 2.3 then the Parties agree the excess of the amount and continue to proceed the Project subject to the process set forth in the Section 4 of this ATTACHMENT F, HAPSMobile may,

(1)

agree to authorize AV to incur the excess costs and provide a modification to increase the Contract Value, provided however that both Parties shall follow the Change Control set forth in Article 2.4 of the Agreement or Amendment of Agreement set forth in Article 13. Should HAPSMobile authorize additional spending, all of AV’s Incurred Costs must be paid to AV with the applicable [***]% fee;

(2)

agree in accordance with the Change Control or Amendment of Agreement to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will be projected to fall within the amount of the then current Contract Value; or

(3)	Terminate the Agreement for convenience as contemplated by Article 12.3 of the Agreement and pay AV all Termination Liability as defined in paragraph 1.7 of this attachment.

1.9Unutilized Consideration

In the event of a projected cost underrun as identified in a Monthly Status Report, any amounts from the Order which remain after completion of the Scope of Agreement may be reimbursed or, if authorized by HAPSMobile separately and specifically, utilized for AV’s risk reduction or additional scope to be defined through written mutual agreement subject to the terms of this Agreement. To avoid confusion, the total amount as identified in paragraph 1 of this Attachment and any portion thereof, to the extent that it is utilized, must be utilized only for matters or items within the Scope of Agreement and any additional scope as agreed. Incurred Costs shall be inclusive of any applicable consumption, value added tax or any other applicable sales/use tax. For the avoidance of doubt, the Incurred Costs shall be exclusive of any and all import duties.

1.10Termination Liability

AV’s Termination Liability (defined as: all of AV’s Step 2 Incurred Costs incurred prior to the date of the ramp down period specified in Article 12.5 of the Agreement plus the applicable [***]% fee, less all payments received by AV from HAPSMobile under this Agreement, plus all material, subcontract, other direct costs including open commitments and other wind down costs outstanding as of the start of the ramp down period, plus 60 days of AV labor costs incurred during the ramp down period) will be billed to HAPSMobile 30 days after the end of ramp down period and Termination Liability shall not exceed then current Contract Value but AV labor cost may be compensated exceeding then current Contract Value based upon actual Work performed. Schedule delays may occur and be resolved subject to Article 3.2 of the Agreement.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

2.	Fee Assumptions

2.1 Exclusion

1.

Range Fees for the High Altitude and Endurance Flight Tests shall be borne by, and be the sole responsibility of, HAPSMobile. AV and HAPSMobile will mutually consult to set up an appropriate implementation plan for High Altitude and Endurance Flight Tests minimizing such Range Fees in accordance with Attachment C and D.

a. As of [***], AV and HM have agreed to continue flight test operations at Spaceport America, New Mexico after concluding flights at NASA AFRC. The flight test site preparation is led by AV and the flight test site preparation and ongoing operational costs are included as part of Amendment No. 11.

b. Notwithstanding the terms and conditions defined in this Section 2.1-1 above, for the task of flight range acquisition and maintaining will be a part of AV’s obligation and contained in its Scope of Work relating to Spaceport America, New Mexico.

2.	Payload Integration is based on the Loon payload [***], any changes to Payload Supplier and/or integration will be subject change control process.
3.

Labor, shipping and other costs are not included, however is inclusive of labor for obtaining the clearance and permission under EAR or related export regulations for delivery of [***] and GCS at other than the Spaceport America flight test location. Any changes to the final delivery location will be subject to change control process.

3. Change Control & Agreement Amendments Payment Schedule

HAPSMobile agrees to pay to AV all additional Incurred Costs resulting from any fee adjustments for the Work pursuant to any Change Control per Attachment G or any other amendments to the Agreement, but in any case subject to the terms set forth in Section 1.9 in this ATTACHMENT F. After being provided with a request or providing a Change Control Proposal as provided on Attachment G or any other amendment to the Agreement. AV will provide HAPSMobile with a Change Assessment (as contemplated by Attachment G) or a similar assessment or other proposed amendments to the Agreement with estimated additional or reduced Incurred Costs plus the applicable fee for the applicable Change Control Proposal or other proposed Agreement amendment along with the costs estimation documentation. In the event of a projected increase in Incurred Costs by AV in performance of the Agreement pursuant to Change Control Proposal or other proposed Agreement amendment would result in a total Contract Value that exceeds the then-current Contract Value, HAPSMobile will agree to authorize AV to incur the excess costs (thus increasing the Contract Value) or the Parties will agree in the Change Control (or pursuant to any other Agreement amendment) to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will fall within the then-current Contract Value. Any increase in Contract Value that exceeds causes the value of this Agreement to exceed the Initial Contract Value shall require approval by HAPSMobile's board of directors.

The tables below provide the basis for calculating the additional Fees applicable for Change Controls and other Agreement amendments as a result of a Change or other Agreement amendment that may be required from time to time in accordance with relevant clauses of the Agreement.

Cost Element	Description
Labor	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Labor Total Cost w/[***]% Fee	[***]
Material Total Cost w/[***]% Fee	[***]
Subcontract Total Cost w/[***]% Fee	[***]
Other Direct Costs (ODC) Total Cost w/[***]% Fee	[***]

4. Remaining Work Orders

4.1 Order Schedule

The Fifth Work Order and the following Optional Orders will be organized as follows;

Name	Covered SoW	Covered Milestone	WO value (USD)	WO due date
The fifth Work Order	[***]	[***]	[***]	[***]
The sixth Work Order	[***]	[***]	[***]	[***]
The Seventh Work Order	[***]	[***]	[***]	[***]
The Eighth Work Order	[***]	[***]	[***]	[***]
The Ninth Work Order	[***]	[***]	[***]	[***]
The Tenth Work Order	[***]	[***]	[***]	[***]
The Eleventh Work Order	[***]	[***]	[***]	[***]

Definition	Meaning	Decision Due Date
[***]	[***]	[***]
Flight Location Change

Additional tasks associated with;

a)

a change from the original flight location, Lanai, to an alternate site, SÁ in New Mexico

b)

detailed flight test planning of [***] to be tested and related planning optimization of other flight test campaign.

In case either Party may request changes to the conditions defined in Attachments A, C, D, E, F or H relating the task herein defined, then follows the procedures defined in Clause 2.4 in DDA or Attachment G ("Change Control").

[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Milestone [***]	[***]	[***]
Strategic Performance Extension	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

4.2 Effect of No Issuance of Optional Order

In case HM does not issue the Optional Order before or on the due date, AV may suspend the entrance of the equivalent Milestone and covered Works until AV receives the Optional Order. In the event of Optional Work Orders are not exercised, AV will transfer all assets to HAPSMobile.

Exhibit A – Project Funds Status Report

Exhibit B – Monthly Status Report (Example)

Exhibit C – Milestone Invoice (Example)

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Exhibit A to Attachment F – Project Funds Status Report

1. Estimate at Completion on Dec.10,2017

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

2. Estimate at Completion on Dec.10,2018

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

3. Estimate at Completion on March 4,2019

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

4. Estimate at Completion on September 2019

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

5. Estimate at Completion on April 2020

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

6. Estimate at Completion on July 2020

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

7. Estimate at Completion on October 2020

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

8. Estimate at Completion on December 2020

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

Exhibit B to Attachment F – Monthly Status Report (Example)

AeroVironment Inc.

980 Enchanted Way

Simi Valley, California 93065 – U.S.A.

Telephone 1(805) 581-2187 – FAX 1(805) 584-6922

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Approvals:

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

REVISION HISTORY

REV	EDIT DATE	AUTHOR	DESCRIPTION
A	MM/DD/YYYY

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

TABLE OF CONTENTS

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

INTRODUCTION

<<HIGH LEVEL PROGRAM OVERVIEW>>

<<STOPLIGHT CHART>>

AeroVironment | PROCEED WITH CERTAINTY

Project Title: Step 2 HALO
Customer: JV
PjM / PM/ Business Area: CIS

Date: XX/XX/XXXX
Charge Code: 5XXXX

Customer logo

Program/Project Description: <<Enter Program Description>>

Key Performance Indicators [KPI's]	Month (1)	Month (2)	Month (3)	Month (4)	Month (5)	Month (6)	Comments
Technical Performance	[redacted]						
Quality	[redacted]						
Schedule	[redacted]						
Cost	[redacted]						
Supply Chain	[redacted]						

G	On track	Y	Off track, mitigation plan in place	R	Off track, no mitigation plan, help needed

TECHNICAL ACCOMPLISHMENTS

What efforts were started this period?

<<Description of work started and performed during the reporting month>>

Task 5

Task 6

Task 7

Task …X

What efforts were completed this period?

<<Description of work completed and performed during the reporting month>>

Task 1

Task 2

Task 3

Task 4

Key Subcontract Status:

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

Subcontractor A:

Subcontractor B:

Subcontractor C:

SCHEDULE UPDATE

Integrated Master Schedule Update <<EXAMPLE>>

Milestone Status Update

REFERENCE TO ATTACHMENT H

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

SPEND PLAN

Spend Plan Update

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

COST PERFORMANCE REPORT

Cost Performance Update

SCHEDULE PERFORMANCE REPORT

<<Schedule Performance Report>>

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

•	Critical Path Analysis
•	Schedule Performance Index (if applicable)
•	Near term upcoming milestones (30 – 60 days )
o	Milestone 1 =
o	Milestone 2 =
o	Milestone X =

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

MONTHLY INVOICE – (NON-LABOR)

Exhibit C to Attachment F

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[___] = [***]

ATTACHMENT H

PROJECT MILESTONE

(This Attachment H is revised in its entirety by the Amendment No. 13 to the DDA)

#	Milestone	Criteria	Date
1	[***]		[***]
	[***]		[***]
	[***]	[***]	[***]
2	[***]		[***]
	[***]		[***]
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3	[***]		[***]
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4	[***]		[***]
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5	[***]		[***]
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6	[***]		[***]
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7	[***]		[***]
	[***]		[***]
	[***]	[***]	[***]
8	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]
9	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

10	[***]		[***]
	[***]		[***]
	[***]	[***]	[***]
11	[***]		[***]
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	[***]	[***]	[***]
12	[***]		[***]
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	[***]	[***]	[***]
13	[***]		[***]
	[***]		[***]
	[***]	[***]	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.